UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2006

                            POCAHONTAS BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     0-23969               71-0806097
------------------------------   -----------------------  --------------------
(State or Other Jurisdiction     (Commission File No.)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


1700 East Highland, Jonesboro, Arkansas          72401
---------------------------------------      ----------------
(Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     ---------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X] Written  communications  pursuant to Rule 425 under the  Securities Act
     (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry Into a Material Definitive Agreement.
                  ------------------------------------------

     On July 27, 2006, IBERIABANK Corporation ("IBKC") and Pocahontas Bancorp, Inc. ("PFSL") announced that they would combine pursuant to an Agreement and Plan of Merger (the "Agreement") dated as of July 26, 2006. The transaction, which was approved by the boards of directors of both companies, is subject to regulatory approvals and the approval of PFSL's shareholders.

     Pursuant to the Agreement, PFSL will be acquired by IBKC and each issued and outstanding share of PFSL common stock will be converted into .2781 share of IBKC common stock.

     The Agreement and related press release are filed as Exhibits 2 and 99.1, respectively, to this Report and are incorporated herein by reference.

     In connection with the execution of the Agreement, First Community Bank, the wholly owned banking subsidiary of PFSL ("FCB"), entered into a consulting agreement with Dwayne Powell, the President and Chief Executive Officer of PFSL and FCB, and employment agreements with Brad Snider and Glenda Frangenberg, the Executive Vice President and Senior Vice President, respectively, of FCB. The consulting agreement and the employment agreements are effective upon consummation of the acquisition of PSFL by IBKC. The consulting agreement and the employment agreements are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Report and are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

           Exhibit No.           Description
           -----------           -----------

              2 Agreement and Plan of Merger, dated as of July 26, 2006, between IBKC and PFSL, incorporated by reference to Exhibit 10.1 to the current report on Form 8-K/A, Amendment No. 2, of IBERIABANK Corporation (Commission File No. 0-25756), as filed with the Securities and Exchange Commission on August 1, 2006
                                 (the "IBERIABANK Form 8-K/A").

              10.1 Consulting agreement with Dwayne Powell, incorporated by reference to Exhibit VI to
                                 Exhibit 10.1 to the  IBERIABANK  Form 8-K/A.

              10.2 Employment agreement with Brad Snider, incorporated by reference to Exhibit VII to
                                 Exhibit 10.1 to the IBERIABANK Form 8-K/A.

              10.3 Employment agreement with Glenda Frangenberg, incorporated by reference to Exhibit VIII to
                                 Exhibit 10.1 to the IBERIABANK Form 8-K/A.

              99.1               Press release dated July 27, 2006.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       POCAHONTAS BANCORP, INC.


DATE:  July 31, 2006         By:        /s/ Dwayne Powell
                                        --------------------------
                                          Dwayne Powell
                                          President and Chief Executive Officer

EXHIBIT 99.1